Intangible Assets, Net	12 Months Ended
Dec. 31, 2017
INTANGIBLE ASSETS, NET [Abstract]
Intangible Assets, Net

12. INTANGIBLE ASSETS, NET

The following table summarizes the Company’s intangible assets, net:

	As of December 31, 2017 (in thousands)
Items	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Carrying Amount
Operating rights for licensed games	$34,296	$(17,883)	$(10,925)	$5,488
Computer software	7,413	(6,585)	—	828
Developed technologies	18,688	(4,495)	(14,088)	105
Trademarks and domain names	20,151	(6,305)	(13,279)	567
Others	19,427	(12,170)	(5,785)	1,472

Total	$99,975	$(47,438)	$(44,077)	$8,460

	As of December 31, 2016 (in thousands)
Items	Gross Carrying Amount	Accumulated Amortization	Impairment	Net Carrying Amount
Operating rights for licensed games	$30,497	$(13,178)	$(9,208)	$8,111
Computer software	7,113	(5,747)	—	1,366
Developed technologies	8,241	(872)	(7,369)	—
Trademarks and domain names	15,954	(5,523)	(9,758)	673
Cinema advertising slot rights	3,199	(2,625)	—	574
Others	6,054	(1,779)	(2,664)	1,611

Total	$71,058	$(29,724)	$(28,999)	$12,335

Amortization

Amortization expense for intangible assets was $24.6 million, $12.4 million and $7.8 million, respectively, for the years ended December 31, 2015, 2016 and 2017.

As of December 31, 2017, amortization expense of intangible assets for future years is expected to be as follows:

Amortization expense of intangible assets (in thousands)
2018	$4,446
2019	1,968
2020	586
2021	569
2022	365
Thereafter	526

Total expected amortization expense	$8,460

Impairment of Intangible Assets

In 2015, the Group recognized $19.9 million in losses for impairment of intangible assets, primarily related to the Dolphin Browser operated by MoboTap and related license rights. In the year ended December 31, 2015, the financial performance of MoboTap was below original expectations, and Changyou’s management concluded that the Dolphin Browser was unable to provide expected synergies with Changyou’s platform channel business, and accordingly recognized an $8.9 million impairment loss for intangible assets. The impairment loss is recognized in the consolidated statements of comprehensive income under “goodwill impairment and impairment of intangibles as part of acquisition of a business.” The impaired intangible assets consisted of user base, technology, trademark and license rights.

In 2016, the Group recognized $0.4 million in losses for impairment of intangible assets, primarily related to the content of and license rights to the Group’s online games.

In 2017, the Group recognized $4.6 million in losses for impairment of intangible assets, primarily related to the intangible assets operated by MoboTap and the content of and license rights to the Group’s online games. In 2017, the business operations and performance of MoboTap were adversely affected by enhanced restrictions the Chinese regulatory authorities imposed on card and board games. As a result, the Company’s management determined that it was unlikely for MoboTap to gain users and grow its online card and board games revenues in China. Management performed an impairment test in the third quarter of 2017 using the discounted cash flow method and recognized $3.4 million impairment loss for intangible assets. Please refer to Note 2—“REORGANIZATION AND ACQUISITIONS” for more details. The impairment loss is recognized in the consolidated statements of comprehensive income under “goodwill impairment and impairment of intangibles as part of acquisition of a business.” The impaired intangible assets consisted of technology, trademarks and license rights.